                                                                   Exhibit 24(a)



                        FIRST UNION REAL ESTATE EQUITY
                           AND MORTGAGE INVESTMENTS


                            REGISTRATION STATEMENT
                            ----------------------

                  POWER OF ATTORNEY OF OFFICERS AND TRUSTEES
                  ------------------------------------------

        The undersigned, an Officer or Trustee, or both an Officer and Trustee, of First Union Real Estate Equity and Mortgage Investments, an Ohio business trust (the "Trust"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (hereinafter called the "Registration Statement"), does hereby constitute and appoint James C. Mastandrea and Paul F. Levin, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for him and in his name the Registration Statement and any and all amendments thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to the Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8 day of April, 1997.

                                                   /s/ Kenneth K. Chalmers
                                                   -------------------------

                        FIRST UNION REAL ESTATE EQUITY
                           AND MORTGAGE INVESTMENTS


                            REGISTRATION STATEMENT
                            ----------------------

                  POWER OF ATTORNEY OF OFFICERS AND TRUSTEES
                  ------------------------------------------

        The undersigned, an Officer or Trustee, or both an Officer and Trustee, of First Union Real Estate Equity and Mortgage Investments, an Ohio business trust (the "Trust"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (hereinafter called the "Registration Statement"), does hereby constitute and appoint James C. Mastandrea and Paul F. Levin, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for him and in his name the Registration Statement and any and all amendments thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to the Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8 day of April, 1997.

                                                   /s/ William E. Conway
                                                   -------------------------

                        FIRST UNION REAL ESTATE EQUITY
                           AND MORTGAGE INVESTMENTS


                            REGISTRATION STATEMENT
                            ----------------------

                  POWER OF ATTORNEY OF OFFICERS AND TRUSTEES
                  ------------------------------------------

        The undersigned, an Officer or Trustee, or both an Officer and Trustee, of First Union Real Estate Equity and Mortgage Investments, an Ohio business trust (the "Trust"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (hereinafter called the "Registration Statement"), does hereby constitute and appoint James C. Mastandrea and Paul F. Levin, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for him and in his name the Registration Statement and any and all amendments thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to the Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10 day of July, 1997.

                                                   /s/ James Delaney
                                                   -------------------------

                        FIRST UNION REAL ESTATE EQUITY
                           AND MORTGAGE INVESTMENTS


                            REGISTRATION STATEMENT
                            ----------------------

                  POWER OF ATTORNEY OF OFFICERS AND TRUSTEES
                  ------------------------------------------

        The undersigned, an Officer or Trustee, or both an Officer and Trustee, of First Union Real Estate Equity and Mortgage Investments, an Ohio business trust (the "Trust"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (hereinafter called the "Registration Statement"), does hereby constitute and appoint James C. Mastandrea and Paul F. Levin, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for him and in his name the Registration Statement and any and all amendments thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to the Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8 day of April, 1997.

                                                   /s/ Allen H. Ford
                                                   -------------------------

                        FIRST UNION REAL ESTATE EQUITY
                           AND MORTGAGE INVESTMENTS


                            REGISTRATION STATEMENT
                            ----------------------

                  POWER OF ATTORNEY OF OFFICERS AND TRUSTEES
                  ------------------------------------------

        The undersigned, an Officer or Trustee, or both an Officer and Trustee, of First Union Real Estate Equity and Mortgage Investments, an Ohio business trust (the "Trust"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (hereinafter called the "Registration Statement"), does hereby constitute and appoint James C. Mastandrea and Paul F. Levin, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for him and in his name the Registration Statement and any and all amendments thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to the Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8 day of April, 1997.

                                                   /s/ Russell R. Gifford
                                                   -------------------------

                        FIRST UNION REAL ESTATE EQUITY
                           AND MORTGAGE INVESTMENTS


                            REGISTRATION STATEMENT
                            ----------------------

                  POWER OF ATTORNEY OF OFFICERS AND TRUSTEES
                  ------------------------------------------

        The undersigned, an Officer or Trustee, or both an Officer and Trustee, of First Union Real Estate Equity and Mortgage Investments, an Ohio business trust (the "Trust"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (hereinafter called the "Registration Statement"), does hereby constitute and appoint James C. Mastandrea and Paul F. Levin, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for him and in his name the Registration Statement and any and all amendments thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to the Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8 day of April, 1997.

                                                   /s/ Spencer H. Heine
                                                   -------------------------

                        FIRST UNION REAL ESTATE EQUITY
                           AND MORTGAGE INVESTMENTS


                            REGISTRATION STATEMENT
                            ----------------------

                  POWER OF ATTORNEY OF OFFICERS AND TRUSTEES
                  ------------------------------------------

        The undersigned, an Officer or Trustee, or both an Officer and Trustee, of First Union Real Estate Equity and Mortgage Investments, an Ohio business trust (the "Trust"), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (hereinafter called the "Registration Statement"), does hereby constitute and appoint James C. Mastandrea and Paul F. Levin, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for him and in his name the Registration Statement and any and all amendments thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to the Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8 day of April, 1997.

                                                   /s/ Herman J. Russell
                                                   -------------------------